                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-05012
            ---------------------------------------------------------

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
            ---------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                Hal Liebes, Esq.
                Credit Suisse Asset Management Income Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2004 to June 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.


SEMI-ANNUAL REPORT
JUNE 30, 2004

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
SEMIANNUAL REPORT - JUNE 30, 2004


Dear Shareholders:                                                 July 21, 2004


     We are writing to report on Credit Suisse Asset Management Income Fund, Inc. ("the Fund") for the fiscal half-year ended June 30, 2004 and to discuss our investment strategy.

     At June 30, 2004, the Fund's net asset value ("NAV") was $4.32, compared to an NAV of $4.41 at December 31, 2003. The Fund's total return for the period (based on NAV and assuming reinvestment of dividends of $0.21 per share) was 2.7%.

     At June 30, 2004, $174.0 million of the Fund's assets was invested in high yield debt securities; $30.9 million in emerging market debt securities; $1.0 million in investment-grade debt securities; $4.0 million in equity securities; and the balance of $2.5 million in cash equivalents. Of the debt securities, the largest concentration (47.3%) was invested in issues rated B.

THE MARKET: AN UP-AND-DOWN FIRST HALF FOR BONDS

     Within the fixed income universe, the first six months of 2004 can be divided into two roughly equal periods in which bond prices generally went up and then went back down even more. When the dust finally settled, the broad U.S. high yield market (as measured by the Citigroup High-Yield Market Index, or CHYMI*) had gained 1.2%. Aggregate emerging debt markets (represented by J.P. Morgan's Emerging Markets Bond Index Global**) lost 2.3%.

     The link connecting the two periods was investors' perceptions about whether the Federal Reserve would choose to raise interest rates and, if so, by how much. The year began with optimism, as the U.S. economy continued to grow briskly but in a way that was considered non-inflationary. The Fed issued its own endorsement of this bond-friendly environment in the form of numerous public statements to the effect that it was comfortable with rates where they were.

     This honeymoon ended in early April, however, with the first of a number of economic data reports suggesting that inflation might come roaring back, which prompted fears that interest rates would have to rise. Sentiment worsened further in response to surging oil prices and mounting violence in Iraq. Bond yields rose throughout April and into mid-May. Markets tended to stabilize from then until the end of June. By the time the Fed raised rates by a quarter-point on June 30, its action was expected and investors appeared to feel that all would not be gloom and doom.

     HIGH YIELD. High yield bucked the bearish trend among fixed income sectors in the second half of the period and held up fairly well. The key, in our view, was that the economic climate, as reflected by a variety of indicators, stayed supportive. As we see it, high yield investors chose to interpret the potential for higher interest rates as an indication that the U.S. economy would remain strong, which augured well for high yield issuers' ability to generate the revenues and cash flow needed to service their debt.

     Credit fundamentals were solid, furthermore, as default rates remained in a downward trend and corporate balance sheets kept improving via gains in revenues and cash flow.

     EMERGING MARKETS. The shift in perceptions about U.S. interest rates in April had a dramatic impact on emerging market debt (EMD). After significantly outperforming both high yield and investment-grade securities through March, EMD prices plunged uninterruptedly into mid-May and then rebounded a bit.

     In our opinion, investors chose to sell so heavily because a potential increase in U.S. interest rates could hurt EMD in two ways. First, rising U.S. rates would likely push down prices--and, accordingly, raise yields--of U.S. Treasury bonds, whose yields provide the basis for EMD valuations. Second, higher U.S. rates would likely translate into higher borrowing costs for major developing-nation issuers of U.S.$-denominated debt, most prominently Brazil.

PERFORMANCE: DRIVEN BY POSITIONING IN HIGH YIELD

     The Fund's return in the fiscal half-year was more than double that of broad high yield indices like CHYMI. We attribute this strong relative showing to our positioning in five high yield industry sectors: gaming, oil & gas producers, cable television, wireless telecommunications and automotive-related businesses.

     We enjoyed unusually favorable security selection in all of these and, with the exception of automotive-related businesses, our above-benchmark allocation served to magnify the healthy appreciation in the issues we held. An additional plus in this context was that gaming and cable television were the two largest industry exposures in the Fund's high yield portion.

     On the negative side, we fared worst in emerging market debt and the satellite communications high yield sector. Our defensive below-benchmark positioning with regard to duration (i.e., a measure of sensitivity to interest rates) in EMD was additive through mid-May, but proved counterproductive when the EMD market rallied thereafter. Our lone satellite holding was a bond of a company that lost an appeal of an adverse court ruling and chose to enter bankruptcy protection.

OUTLOOK: STILL POSITIVE ON HIGH YIELD, CONSTRUCTIVE ON EMD

     HIGH YIELD. Our outlook for the high yield market is still generally positive. U.S. economic activity should stay solid, in our view. This, in turn, should provide a firm underpinning for corporate profitability and creditworthiness, which are two of the most important big-picture criteria used by high yield investors.

     Valuations still look reasonable to us. While we don't expect yield spreads to tighten much from current levels, we don't see them widening significantly, either. We continue to anticipate that the high yield market will resemble the 1992-96 period, which was characterized by relatively stable yield spreads and the outperformance of single-B issues (which account for the biggest portion of the Fund's high yield holdings).

     Relative to broad high yield indices like CHYMI, we are overweighting the gaming, cable TV, energy, consumer products and food/beverage/bottling industry sectors. We are underweighting diversified telecom providers, energy traders, airlines and financial names.

     EMERGING MARKETS. We are taking a constructive view on the near-term prospects for emerging debt markets. Following their weak second quarter, we believe that they could experience a period of comparative stability. This conclusion is based on several factors: the absence of upcoming major events such as national elections, which historically have tended to add uncertainty to EMD market perceptions; our sense that U.S. Treasury yields may already reflect much of the implications of higher U.S. interest rates; and the surfacing of buyers willing to purchase EMD securities at what they consider to be attractive valuations.

     Compared to broad EMD indices, our largest country overweights are in Russia and Venezuela. Our largest country underweights are in Turkey and Peru. Regional allocations consist of a slightly overweight stance in Eastern/Central Europe, a benchmark-neutral position in Asia, and a slight underweight in Latin America.

     We are pleased to announce the appointment of Michael E. Kenneally as a Director, Chairman of the Board and Chief Executive Officer to the Fund. Mr. Kenneally has been the Global Chief Executive Officer for CSAM since April 2003. Prior to being with CSAM, Mr. Kenneally was President, Investment Manager and Chief Investment Officer at Bank of America and Chairman and Chief Investment Officer at Banc of America Capital Management. In appointing Mr. Kenneally, the Fund took note of the requirement to have an independent chair and has asked Mr. Kenneally to assume the Chairmanship only until such time when the fund selects its independent Chairman. Nonetheless, the Fund is pleased to have such senior investment leadership with this appointment.

     We appreciate your investment in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to Credit Suisse Asset Management, LLC at (800) 293-1232. All other inquiries regarding account information, requests for the latest financial information or other reports should be directed to the Fund's Shareholder Servicing Agent at
(800) 730-6001.

     Sincerely Yours,

/s/ Richard J. Lindquist

Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER ***

/s/ Michael E. Kenneally

Michael E. Kenneally
DIRECTOR, CHAIRMAN OF THE BOARD AND
CHIEF EXECUTIVE OFFICER ****

     HIGH YIELD BONDS ARE LOWER-QUALITY INSTRUMENTS ALSO KNOWN AS "JUNK" BONDS. SUCH BONDS ENTAIL GREATER RISKS THAN THOSE FOUND IN HIGHER-RATED SECURITIES. INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS. THE FUND MAY INCLUDE A GREATER DEGREE OF RISK THAN OTHER FUNDS THAT INVEST IN LARGER, MORE-DEVELOPED MARKETS.

     IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

     The information presented is for informational purposes only. This report is not a recommendation to buy or sell or a solicitation of an offer to buy or sell any securities or adopt any investment strategy. Readers are advised not to infer or assume that any securities, companies, sectors or markets described will be profitable. All opinions and views constitute judgments as of the date of writing, and are subject to change at any time without notice.

     * The Citigroup High-Yield Market Index is a broad-based, unmanaged index of high yield securities that is compiled by Citigroup Global Markets Inc. Its name was changed from the Salomon Smith Barney High-Yield Market Index effective April 7, 2003. Investors cannot invest directly in an index.

     ** The J.P. Morgan Emerging Markets Bond Index Global is a comprehensive index of emerging market debt securities. Launched in August 1999, it tracks the total returns of U.S. dollar-denominated debt instruments for 27 emerging market countries. Investors cannot invest directly in an index.

     *** Richard J. Lindquist, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to that date, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined CSAM on May 1, 1995 as a result of CSAM's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining CSAM and beginning in July, 1989, he held various offices at CSFBIM. Mr. Lindquist also is President and Chief Investment Officer of Credit Suisse High Yield Bond Fund, Inc. (NYSE: DHY).

     **** Michael E. Kenneally, Chairman and Global Chief Executive Officer of CSAM since April 2003; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.

TOP TEN HOLDINGS (unaudited)
(as a % of net assets as of 6/30/04)

 1.  Ministry Finance of Russia Series V,
       Debentures 3.00%, 5/14/08                                            2.1%
 2.  Westfed Holdings Sr. Debentures
       15.50%, 9/15/99                                                      1.6%
 3.  United Mexican States Series MTN,
       Notes 6.375%, 1/16/13                                                1.6%
 4.  Federal Republic of Brazil Series 20 YR,
       Bonds 8.00%, 4/15/14                                                 1.4%
 5.  Federal Republic of Brazil
       Unsubordinated 11.00%, 8/17/40                                       1.0%
 6.  Newark Group, Inc. Sr. Sub.
       Notes 9.75%, 3/15/14                                                 0.9%
 7.  Republic of Venezuela
       Notes 10.75%, 9/19/13                                                0.9%
 8.  Russian Federation Series REGS,
       Unsubordinated 5.00%, 3/31/30                                        0.9%
 9.  Hard Rock Hotel, Inc.
       Notes 8.875%, 6/1/13                                                 0.8%
10.  Windsor Woodmont Black Hawk
       Series B, First Mortgage
       Notes 13.00%, 3/15/05                                                0.6%

CREDIT QUALITY BREAKDOWN (unaudited)
(as a % of total investments as of 6/30/04)

BBB/Baa                                                                     4.6%
BB/Ba                                                                      12.7
B/B                                                                        47.3
CCC/Caa                                                                    21.1
CC/Ca                                                                       4.0
N/R                                                                         7.2
                                                                          -----
   Subtotal                                                                96.9
Time Deposit                                                                1.2
Equities and Other                                                          1.9
                                                                          -----
   Total                                                                  100.0%
                                                                          =====

SCHEDULE OF INVESTMENTS (UNAUDITED)


JUNE 30, 2004

                                                                        FACE
                                                       MOODY'S         AMOUNT           VALUE
                                                       RATINGS         (000)          (NOTE A-1)
--------------------------------------------------------------------------------------------------
DOMESTIC SECURITIES (83.0%)

CORPORATE OBLIGATIONS (81.1%)

AEROSPACE (0.3%)
           BE Aerospace, Inc.
            Series B, Sr. Sub. Notes
            8.00%, 3/1/08                                   Caa3   $          250   $      233,750
       (1) Condor Systems, Inc.
            Series B, Gtd.
            11.875%, 5/1/09                                  N/R              900           63,000
           Sequa Corp.
            Sr. Notes
            9.00%, 8/1/09                                     B1              250          266,875
                                                                                    --------------
                GROUP TOTAL                                                                563,625
                                                                                    --------------

AIRLINES (0.3%)
           American Airlines, Inc.
            Series 01-2, Pass thru Certs
            7.80%, 10/1/06                                    B1              550          503,216
           Continental Airlines, Inc.
            Series 991C, Pass thru Certs
            6.954%, 8/2/09                                    B2              177          134,859
                                                                                    --------------
                GROUP TOTAL                                                                638,075
                                                                                    --------------

AUTOMOBILE MANUFACTURING/VEHICLE PARTS (2.5%)
       (1) Aetna Industries, Inc.
            Sr. Notes
            11.875%, 10/1/06                                 N/R                1               32
       (2) Autocam Corp.
            Sr. Sub. Notes
            10.875%, 6/15/14                                  B3              400          390,000
       (2) Bombardier Recreational
            Sr. Sub. Notes
            8.375%, 12/15/13                                  B3              250          249,375
           Cambridge Industries, Inc.
            Sr. Sub. Notes
            10.25%, 7/15/07                                  Aa2              775            7,746
           Collins & Aikman
            Products Corp.
            Gtd.
            11.50%, 4/15/06                                   B3            1,250        1,237,500
           Holley Performance
            Products, Inc.
            Series B, Gtd.
            12.25%, 9/15/07                                 Caa3              365          323,025
           J.L. French Automotive
            Castings, Inc.
            Series B, Gtd.
            11.50%, 6/1/09                                  Caa1              500          342,500
           Metaldyne Corp.
            Gtd.
            11.00%, 6/15/12                                 Caa1              800          684,000
           Motor Coach Industries
            International, Inc.
            Gtd.
            11.25%, 5/1/09                                    Ca            1,121          509,827
           Stanadyne Automotive Corp.
            Series B, Gtd.
            10.25%, 12/15/07                                  B3              700          703,500
           Tenneco Automotive, Inc.:
            Series B, Secured
            10.25%, 7/15/13                                   B2   $          350   $      397,250
       (2) Transportation Technologies
            Industries, Inc.
            Sr. Sub. Notes
            12.50%, 3/31/10                                 Caa1              500          497,500
                                                                                    --------------
                GROUP TOTAL                                                              5,342,255
                                                                                    --------------

BANKING (0.2%)
           Sovereign Bancorp, Inc.
            Sr. Notes
            10.50%, 11/15/06                                Baa3              365          418,394
                                                                                    --------------

BROADBAND (0.8%)
           Call Net Enterprises, Inc.
            Yankee Gtd.
            10.625%, 12/31/08                               Caa3              400          400,000
           Level 3
            Communications, Inc.:
            Sr. Discount Notes
            10.50%, 12/1/08                                 Caa2              650          518,375
            Sr. Notes
            9.125%, 5/1/08                                  Caa2              500          398,750
       (2) Level 3 Financing, Inc.
            Sr. Notes
            10.75%, 10/15/11                                Caa2              250          221,875
           Primus Telecommunications
            Group, Inc.
            Sr. Notes
            8.00%, 1/15/14                                    B3              250          221,250
                                                                                    --------------
                GROUP TOTAL                                                              1,760,250
                                                                                    --------------

BROADCAST/OUTDOOR (1.0%)
           Alliance Atlantis
            Communications, Inc.
            Yankee Sr. Sub. Notes
            13.00%, 12/15/09                                  B1              500          552,500
           Corus Entertainment, Inc.
            Global Sr. Sub. Notes
            8.75%, 3/1/12                                     B1              150          161,062
       (2) Emmis Operating Co.
            Sr. Subordinated
            6.875%, 5/15/12                                   B2              250          246,250
           Interep National Radio
            Sales, Inc.
            Series B, Gtd.
            10.00%, 7/1/08                                  Caa2              250          208,750
       (3) Paxson Communications
            Corp.
            Gtd.
            0.00%, 1/15/09                                  Caa1              600          525,000
           Sinclair Broadcast
            Group, Inc.
            Gtd.
            8.75%, 12/15/11                                   B2              450          483,750
                                                                                    --------------
                GROUP TOTAL                                                              2,177,312
                                                                                    --------------

    The accompanying notes are an integral part of the financial statements.

                                                                        FACE
                                                       MOODY'S         AMOUNT           VALUE
                                                       RATINGS         (000)          (NOTE A-1)
--------------------------------------------------------------------------------------------------
BUILDING PRODUCTS (2.2%)
    (2)(3) Associated Materials, Inc.
            Sr. Discount Notes
            0.00%, 3/1/14                                   Caa1   $          750   $      506,250
           Atrium Companies, Inc.
            Series B, Gtd.
            10.50%, 5/1/09                                    B3              500          526,250
           Building Materials Corp.:
            Series B, Sr. Notes
            7.75%, 7/15/05                                    B2              250          252,500
            8.625%, 12/15/06                                  B2              900          911,250
           Dayton Superior Corp.:
            Gtd.
            13.00%, 6/15/09                                 Caa2              720          630,000
            Secured
            10.75%, 9/15/08                                   B3              250          252,500
       (2) Interface, Inc.
            Sr. Sub. Notes
            9.50%, 2/1/14                                   Caa3              400          400,000
       (2) Ply Gem Indusries, Inc.
            Sr. Sub. Notes
            9.00%, 2/15/12                                    B3              400          410,000
           Texas Industries, Inc.
            Sr. Notes
            10.25%, 6/15/11                                   B1              250          280,000
           Werner Holdings Co., Inc.
            Series A, Gtd.
            10.00%, 11/15/07                                  B3              800          672,000
                                                                                    --------------
                GROUP TOTAL                                                              4,840,750
                                                                                    --------------

CABLE (7.2%)
       (1) Adelphia
            Communications Corp.
            Series B, Sr. Notes
            8.375%, 2/1/08                                   N/R              800          786,000
       (2) Atlantic Broadband
            Finance LLC.
            Sr. Sub. Notes
            9.375%, 1/15/14                                 Caa1              500          475,000
       (1) Australis Holdings Pty. Ltd.
            Yankee Sr. Secured
            Discount Notes
            15.00%, 11/1/02                                  N/R            4,600          115,000
           CSC Holdings, Inc.:
            Series B, Debentures
            8.125%, 8/15/09                                   B1              150          156,750
            Series B, Sr. Notes
            7.625%, 4/1/11                                    B1              200          201,500
       (2) Cablevision Systems
            New York Group
            Sr. Notes
            8.00%, 4/15/12                                    B3            1,250        1,237,500
           Century Communications
            Corp.:
       (3) Series B, Sr. Discount Notes
            0.00%, 1/15/08                                   N/R              500          317,500
       (3) Sr. Discount Notes
            0.00%, 3/15/03                                   N/R              500          476,250
            Sr. Notes
            8.75%, 10/1/07                                   N/R              450          486,000
           Charter Communications
            Holdings LLC:
            Sr. Discount Notes
            9.92%, 4/1/11                                     Ca   $        1,200   $      954,000
            Sr. Notes
            8.625%, 4/1/09                                    Ca              750          601,875
       (2) 8.75%, 11/15/13                                    B3              500          481,250
            10.25%, 1/15/10                                   Ca            1,050          871,500
       (1) DIVA Systems Corp.
            Series B, Sr. Discount Notes
            12.625%, 3/1/08                                  N/R            3,014          195,910
       (1) Frontiervision Holdings LP
            Series B, Sr. Discount Notes
            11.875%, 9/15/07                                 N/R              500          622,500
       (3) Insight Communications
            Co., Inc.
            Sr. Discount Notes
            0.00%, 2/15/11                                  Caa2              250          226,250
           Insight Midwest/Insight
            Capital:
            Sr. Notes
            9.75%, 10/1/09                                    B2              900          954,000
            10.50%, 11/1/10                                   B2              500          547,500
           Jones Intercable, Inc.
            Sr. Notes
            7.625%, 4/15/08                                 Baa3              450          496,569
           Mediacom LLC/Capital
            Corp.:
            Series B, Sr. Notes
            8.50%, 4/15/08                                    B2              871          879,710
            Sr. Notes
            7.875%, 2/15/11                                   B2              850          820,250
           Northland Cable
            Television, Inc.
            Gtd.
            10.25%, 11/15/07                                Caa3              750          735,937
       (1) Olympus Communications,
            L.P./Olympus Capital
            Corp.
            Series B, Sr. Notes
            10.625%, 11/15/06                                N/R            1,042        1,298,592
           Renaissance Media Group
            LLC.
            Gtd.
            10.00%, 4/15/08                                   B3              953          986,355
           Rogers Cablesystems, Inc.
            Series B, Yankee Sr. Notes
            10.00%, 3/15/05                                  Ba2              250          260,758
    (2)(3) Telenet Group Holding NV
            Discount Notes
            0.00%, 6/15/14                                  Caa2              600          384,000
                                                                                    --------------
                GROUP TOTAL                                                             15,568,456
                                                                                    --------------

CAPITAL GOODS (1.3%)
       (2) Case New Holland, Inc.
            Sr. Notes
            9.25%, 8/1/11                                    Ba3              250          369,250
       (2) JII Holdings LLC.
            Secured
            13.00%, 4/1/07                                  Caa2              785          706,860
           Motors & Gears, Inc.
            Series D, Sr. Notes
            10.75%, 11/15/06                                Caa1              950          812,250

    The accompanying notes are an integral part of the financial statements.

                                                                        FACE
                                                       MOODY'S         AMOUNT           VALUE
                                                       RATINGS         (000)          (NOTE A-1)
--------------------------------------------------------------------------------------------------
           Park-Ohio Industries, Inc.
            Sr. Sub. Notes
            9.25%, 12/1/07                                  Caa1   $          500   $      511,250
           SPX Corp.
            Sr. Notes
            6.25%, 6/15/11                                   Ba3              350          342,125
                                                                                    --------------
                GROUP TOTAL                                                              2,741,735
                                                                                    --------------

CHEMICALS (4.2%)
           Acetex Corp.
            Global Sr. Notes
            10.875%, 8/1/09                                   B2              400          440,000
           Applied Extrusion
            Technologies, Inc.
            Series B, Gtd.
            10.75%, 7/1/11                                  Caa3              400          262,000
           Avecia Group plc
            Global Gtd.
            11.00%, 7/1/09                                  Caa3              700          535,500
       (2) BCP Caylux Holdings
            Sr. Sub. Notes
            9.625%, 6/15/14                                   B3              400          416,500
           Equistar Chemicals L.P./
            Equistar Funding Corp.
            Sr. Notes
            10.625%, 5/1/11                                   B2              350          390,250
    (2)(3) HMP Equity Holdings
            Corp. Units
            0.00%, 5/15/08                                   N/R              250          193,750
       (3) Huntsman International
            Holdings LLC.
            Sr. Discount Notes
            0.00%, 12/31/09                                 Caa2              250          123,750
           Huntsman Co., LLC:
            Gtd.
            11.625%, 10/15/10                                 B2              500          555,000
       (2)  11.50%, 7/15/12                                   B3              400          407,000
            IMC Global, Inc.
            Sr. Notes
            10.875%, 8/1/13                                   B1              350          419,125
           ISP Chemco, Inc.
            Series B, Gtd.
            10.25%, 7/1/11                                    B1              250          279,375
           Lyondell Chemical Co.:
            Gtd.
            10.50%, 6/1/13                                    B1              850          924,375
            Series B, Secured
            9.875%, 5/1/07                                    B1              750          787,500
           Millennium America, Inc.
            Gtd.
            9.25%, 6/15/08                                    B1              500          540,000
       (2) Nalco Co.
            Sr. Sub. Notes
            8.875%, 11/15/13                                Caa1              400          421,000
           Polyone Corp.
            Gtd.
            10.625%, 5/15/10                                  B3              400          426,000
           Radnor Holdings Corp.
            Sr. Notes
            11.00%, 3/15/10                                 Caa1              250          213,750
           Resolution Performance
            Products LLC.
            Sr. Sub. Notes
            13.50%, 11/15/10                                Caa2   $          500   $      468,750
       (2) Rhodia SA
            Sr. Notes
            10.25%, 6/1/10                                    B3              600          609,000
           Terra Capital, Inc.
            Secured
            11.50%, 6/1/10                                  Caa1              550          605,000
                                                                                    --------------
                GROUP TOTAL                                                              9,017,625
                                                                                    --------------

COMPETITIVE LOCAL EXCHANGE CARRIER (0.8%)
           Madison River Capital/
            Madison River Finance
            Sr. Notes
            13.25%, 3/1/10                                  Caa2              871          920,554
           Time Warner Telecom, LLC.
            Sr. Notes
            9.75%, 7/15/08                                    B3              850          799,000
                                                                                    --------------
                GROUP TOTAL                                                              1,719,554
                                                                                    --------------

CONSUMER PRODUCTS/TOBACCO (4.0%)
       (2) Ames True Temper, Inc.
            Sr. Sub. Notes
            10.00%, 7/15/12                                 Caa1              600          604,500
       (2) Amscan Holdings, Inc.
            Sr. Sub. Notes
            8.75%, 5/1/14                                     B3              300          296,250
           DIMON, Inc.
            Sr. Notes
            7.75%, 6/1/13                                    Ba3              500          467,500
       (1) Diamond Brands
            Operating Corp.
            Gtd.
            10.125%, 4/15/08                                 N/R            2,000           20,000
           General Binding Corp.
            Gtd.
            Sr. Sub. Notes
            9.375%, 6/1/08                                  Caa1              700          727,125
           Hockey Co./Sport Maska,
            Inc.
            Global Units
            11.25%, 4/15/09                                  Ba3              300          358,500
       (2) Interactive Health LLC.
            Sr. Notes
            7.25%, 4/1/11                                     B3              400          358,000
       (3) Johnsondiversey Holdings,
            Inc.
            Discount Notes
            0.00%, 5/15/13                                    B3              600          465,000
           Jostens, Inc.
            Sr. Sub. Notes
            12.75%, 5/1/10                                    B3              900        1,008,000
       (2) Leiner Health Products, Inc.
            Sr. Sub. Notes
            11.00%, 6/1/12                                    B3              250          259,375
           PCA LLC/PCA Finance
            Corp.
            Sr. Notes
            11.875%, 8/1/09                                   B3              650          702,000

    The accompanying notes are an integral part of the financial statements.

                                                                        FACE
                                                       MOODY'S         AMOUNT           VALUE
                                                       RATINGS         (000)          (NOTE A-1)
--------------------------------------------------------------------------------------------------
           Playtex Products, Inc.
            Gtd.
            9.375%, 6/1/11                                  Caa2   $          500   $      488,750
       (2) Prestige Brands, Inc.
            Sr. Sub. Notes
            9.25%, 4/15/12                                  Caa1              500          482,500
           Rayovac Corp.
            Sr. Sub. Notes
            8.50%, 10/1/13                                    B3              250          263,750
           Remington Arms Co., Inc.
            Gtd.
            10.50%, 2/1/11                                    B2              115          112,125
           Revlon Consumer Products
            Corp.
            Gtd.
            12.00%, 12/1/05                                   B2              775          871,875
       (2) Samsonite Corp.
            Sr. Sub. Notes
            8.875%, 6/1/11                                    B3              250          260,000
       (2) Sealy Mattress Co.
            Sr. Sub. Notes
            8.25%, 6/15/14                                  Caa1              400          404,000
           United Industries Corp.
            Series D, Gtd.
            9.875%, 4/1/09                                   N/R              400          418,000
                                                                                    --------------
                GROUP TOTAL                                                              8,567,250
                                                                                    --------------

CONTAINERS (2.5%)
           AEP Industries, Inc.
            Sr. Sub. Notes
            9.875%, 11/15/07                                  B3              650          669,500
           Berry Plastics Corp.
            Gtd.
            10.75%, 7/15/12                                   B3              600          669,000
           Crown Cork & Seal
            Finance plc
            Yankee Gtd.
            7.00%, 12/15/06                                   B3              300          306,000
           Crown Euro Holdings SA
            Secured
            9.50%, 3/1/11                                     B1              795          870,525
           Graphic Packaging
            International Corp.
            Sr. Sub. Notes
            9.50%, 8/15/13                                    B3              250          272,500
           Owens-Illinois, Inc.
            Sr. Notes
            8.10%, 5/15/07                                  Caa1              950          983,250
           Pliant Corp.
            Gtd.
            13.00%, 6/1/10                                  Caa1              900          810,000
       (2) Solo Cup Co.
            Sr. Sub. Notes
            8.50%, 2/15/14                                    B3              500          467,500
           U.S. Can Corp.
            Gtd.
            10.875%, 7/15/10                                Caa1              250          257,500
                                                                                    --------------
                GROUP TOTAL                                                              5,305,775
                                                                                    --------------

DIVERSIFIED TELECOMMUNICATIONS (0.4%)
       (2) Qwest Communications
            International, Inc.
            Sr. Notes
            7.50%, 2/15/14                                    B3   $          300   $      272,250
           Qwest Corp.
            Notes
            6.625%, 9/15/05                                  Ba3              500          512,500
                                                                                    --------------
                GROUP TOTAL                                                                784,750
                                                                                    --------------

ENERGY/OTHER (2.4%)
           Dynegy Holdings, Inc.:
       (2)  Secured
            10.125%, 7/15/13                                  B3              350          380,625
            Sr. Notes
            8.75%, 2/15/12                                  Caa2              600          573,000
           El Paso CGP Co.:
            Notes
            6.375%, 2/1/09                                  Caa1              250          219,375
            7.75%, 6/15/10                                  Caa1              250          226,875
           El Paso Corp.
            Sr. Notes
            7.00%, 5/15/11                                  Caa1              500          440,000
           El Paso Natural Gas
            Series A, Sr. Notes
            7.625%, 8/1/10                                    B1              250          257,500
           El Paso Production
            Holding Co.
            Gtd.
            7.75%, 6/1/13                                     B3              750          691,875
           Frontier Oil Corp.
            Sr. Notes
            11.75%, 11/15/09                                  B2            1,000        1,097,500
       (2) Gemstone Investors Ltd.
            Gtd.
            7.71%, 10/31/04                                 Caa1              350          354,375
           Giant Industries, Inc.
            Gtd.
            11.00%, 5/15/12                                  N/R              186          208,320
           Gulfterra Energy Partner
            Gtd.
            10.625%, 12/1/12                                  B1              100          119,500
           Reliant Resources, Inc.
            Secured
            9.50%, 7/15/13                                    B1              500          541,250
                                                                                    --------------
                GROUP TOTAL                                                              5,110,195
                                                                                    --------------

FINANCE (1.8%)
       (2) E*Trade Financial Corp.
            Sr. Notes
            8.00%, 6/15/11                                    B1              250          250,000
           Westfed Holdings:
            Sr. Debentures
       (1) 15.50%, 9/15/99                                   N/R            2,000        3,500,000
       (4) 25.00%, 8/22/09                                   N/R              108          107,578
                                                                                    --------------
                GROUP TOTAL                                                              3,857,578
                                                                                    --------------

    The accompanying notes are an integral part of the financial statements.

                                                                        FACE
                                                       MOODY'S         AMOUNT           VALUE
                                                       RATINGS         (000)          (NOTE A-1)
--------------------------------------------------------------------------------------------------
FOOD PROCESSORS/BEVERAGE/BOTTLING (2.1%)
           Agrilink Foods, Inc.
            Gtd.
            11.875%, 11/1/08                                  B3   $          124   $      131,750
           B&G Foods, Inc.
            Series D, Gtd.
            9.625%, 8/1/07                                    B3              700          715,750
           Eagle Family Foods
            Series B, Gtd.
            8.75%, 1/15/08                                  Caa2              471          331,702
           Land O'Lakes, Inc.
            Sr. Notes
            8.75%, 11/15/11                                   B3              800          740,000
       (2) Le-Natures, Inc.
            Sr. Sub. Notes
            9.00%, 6/15/13                                  Caa1              250          260,000
           National Wine & Spirits,
            Inc.
            Gtd.
            10.125%, 1/15/09                                  B3              220          205,700
           Premier International
            Foods plc
            Global Sr. Notes
            12.00%, 9/1/09                                    B3            1,100        1,179,750
           Swift & Co.:
            Gtd.
            10.125%, 10/1/09                                  B1              250          268,125
            Sr. Sub. Notes
            12.50%, 1/1/10                                    B2              300          322,500
       (2) Wornick Co.
            Secured
            10.875%, 7/15/11                                  B2              400          411,000
                                                                                    --------------
                GROUP TOTAL                                                              4,566,277
                                                                                    --------------

GAMING (7.3%)
           Ameristar Casinos, Inc.
            Gtd.
            10.75%, 2/15/09                                   B2              970        1,110,650
           Argosy Gaming Co.:
            Sr. Sub. Notes
            9.00%, 9/1/11                                     B2              250          277,500
       (2) 7.00%, 1/15/14                                     B3              250          245,000
       (2) Aztar Corp.
            Sr. Sub. Notes
            7.875%, 6/15/14                                  Ba3              250          253,750
           Boyd Gaming Corp.
            Gtd.
            9.25%, 8/1/09                                    Ba3              600          658,500
       (2) Chukchansi Economic
            Development Authority
            Sr. Notes
            14.50%, 6/15/09                                  N/R            1,000        1,245,000
           Circus & Eldorado/Silver
            Legacy Capital Corp.
            First Mortgage Notes
            10.125%, 3/1/12                                   B1              500          505,000
           Coast Hotels & Casinos, Inc.
            Gtd.
            9.50%, 4/1/09                                     B2              700          738,500
           Hard Rock Hotel, Inc.
            Notes
            8.875%, 6/1/13                                    B3            1,800        1,827,000
           Horseshoe Gaming
            Holdings Corp.
            Series B, Gtd.
            8.625%, 5/15/09                                   B2   $        1,000   $    1,047,500
       (2) Inn of the Mountain Gods
            Sr. Notes
            12.00%, 11/15/10                                Caa1              400          446,000
       (2) Isle of Capri Casinos, Inc.
            Sr. Sub. Notes
            7.00%, 3/1/14                                     B2              350          326,375
           MGM Mirage, Inc.
            Gtd.
            9.75%, 6/1/07                                    Ba2              100          109,750
           Majestic Star Casino LLC.
            Gtd.
            9.50%, 10/15/10                                   B2              800          808,000
           Mohegan Tribal Gaming
            Authority
            Sr. Notes
            8.125%, 1/1/06                                   Ba2              950        1,007,000
           Park Place Entertainment
            Corp.:
            Sr. Sub. Notes
            7.875%, 12/15/05                                 Ba2              250          263,437
            9.375%, 2/15/07                                  Ba2              500          544,375
       (2) Peninsula Gaming LLC.
            Gtd.
            8.75%, 4/15/12                                    B2              500          491,250
           Penn National Gaming,
            Inc.
            Series B, Gtd.
            11.125%, 3/1/08                                   B2              850          939,250
           Riviera Holdings Corp.
            Gtd.
            11.00%, 6/15/10                                   B2              700          768,250
           Venetian Casino Resort LLC.
            Gtd.
            11.00%, 6/15/10                                   B3              180          208,800
       (2) Waterford Gaming LLC.
            Sr. Notes
            8.625%, 9/15/12                                   B1              236          251,930
       (1) Windsor Woodmont
            Black Hawk
            Series B, First Mortgage
            Notes
            13.00%, 3/15/05                                  N/R            1,450        1,377,500
           Wynn Las Vegas LLC/
            Wynn Las Vegas
            Capital Corp.
            Second Mortgage
            12.00%, 11/1/10                                   B3              268          322,270
                                                                                    --------------
                GROUP TOTAL                                                             15,772,587
                                                                                    --------------

    HEALTHCARE FACILITIES/SUPPLIES (1.5%)
           Ardent Health Services
            Sr. Sub. Notes
            10.00%, 8/15/13                                   B3              250          268,750
       (2) Beverly Enterprises, Inc.
            Sr. Sub. Notes
            7.875%, 6/15/14                                   B2              250          247,187
           Concentra Operating Corp.
            Gtd.
            9.50%, 8/15/10                                    B3              250          267,500

    The accompanying notes are an integral part of the financial statements.

                                                                        FACE
                                                       MOODY'S         AMOUNT           VALUE
                                                       RATINGS         (000)          (NOTE A-1)
--------------------------------------------------------------------------------------------------
           Fisher Scientific
            International, Inc.
            Sr. Sub. Notes
            8.125%, 5/1/12                                    B2   $          260   $      279,500
           Medquest, Inc.
            Series B, Gtd.
            11.875%, 8/15/12                                  B3              600          684,000
       (2) Tenet Healthcare Corp.
            Sr. Notes
            9.875%, 7/1/14                                    B3              250          255,625
           Triad Hospitals, Inc.
            Sr. Sub. Notes
            7.00%, 11/15/13                                   B3            1,000          955,000
           Universal Hospital
            Services, Inc.
            Sr. Notes
            10.125%, 11/1/11                                  B3              250          255,000
                                                                                    --------------
                GROUP TOTAL                                                              3,212,562
                                                                                    --------------

HOME BUILDERS (0.7%)
           Tech Olympic USA, Inc.
            Gtd.
            9.00%, 7/1/10                                    Ba3              500          515,000
           Toll Corp.
            Sr. Sub. Notes
            8.25%, 12/1/11                                   Ba2              250          272,500
           WCI Communities, Inc.
            Gtd.
            10.625%, 2/15/11                                 Ba3              650          723,125
                                                                                    --------------
                GROUP TOTAL                                                              1,510,625
                                                                                    --------------

INDUSTRIAL (1.1%)
       (2) Amsted Industries, Inc.
            Sr. Notes
            10.25%, 10/15/11                                  B3              250          272,500
           Amtrol, Inc.
            Sr. Sub. Notes
            10.625%, 12/31/06                               Caa3              600          484,500
           GSI Group, Inc.
            Gtd.
            10.25%, 11/1/07                                 Caa1              468          420,750
       (1) International Utility
            Structures, Inc.:
            Sub. Notes
            13.00%, 2/1/08                                   N/R              924            4,620
           Yankee Sr. Sub. Notes
            10.75%, 2/1/08                                   N/R              800          168,000
       (2) Polypore, Inc.
            Sr. Sub. Notes
            8.75%, 5/15/12                                  Caa1              400          419,000
           Wolverine Tube, Inc.
            Gtd.
            10.50%, 4/1/09                                    B3              550          605,000
                                                                                    --------------
                GROUP TOTAL                                                              2,374,370
                                                                                    --------------

LEISURE (3.0%)
           AMC Entertainment, Inc.:
            Sr. Sub. Notes
            9.875%, 2/1/12                                  Caa1              650          685,750
       (2)  8.00%, 3/1/14                                   Caa1              400          384,000
       (2) Affinity Group, Inc.
            Sr. Sub. Notes
            9.00%, 2/15/12                                    B3   $          250   $      257,500
           Bally Total Fitness Holding
            Corp.
            Sr. Notes
            10.50%, 7/15/11                                   B2              300          283,500
           Bluegreen Corp.
            Series B, Gtd.
            10.50%, 4/1/08                                    B3            1,000        1,030,000
           Booth Creek Ski Holdings,
            Inc.
            Series B, Gtd.
            12.50%, 3/15/07                                 Caa1            1,147        1,155,602
           Cinemark USA, Inc.:
    (2)(3)  Sr. Discount Notes
            0.00%, 3/15/14                                  Caa1              400          263,000
            Sr. Sub. Notes
            9.00%, 2/1/13                                     B3              250          274,062
           Intrawest Corp.:
            Gtd.
            10.50%, 2/1/10                                    B1              250          271,562
            Sr. Notes
            7.50%, 10/15/13                                   B1              250          245,625
           Scientific Games Corp.
            Series B, Gtd.
            12.50%, 8/15/10                                   B2              691          806,743
           Six Flags, Inc.:
            Sr. Notes
            9.75%, 4/15/13                                    B3              400          404,000
       (2)  9.625%, 6/1/14                                    B3              500          500,000
                                                                                    --------------
                GROUP TOTAL                                                              6,561,344
                                                                                    --------------

LODGING (0.9%)
           CapStar Hotel Co.
            Sr. Sub. Notes
            8.75%, 8/15/07                                  Caa1              250          255,625
           Felcor Lodging LP
            Gtd.
            8.50%, 6/1/11                                     B1              425          440,938
           HMH Properties, Inc.
            Series B, Gtd.
            7.875%, 8/1/08                                   Ba3              266          273,980
           Host Marriot LP
            Series I, Gtd.
            9.50%, 1/15/07                                   Ba3              600          658,500
           John Q. Hammons Hotel LP
            Series B, First
            Mortgage Notes
            8.875%, 5/15/12                                   B2              300          327,000
                                                                                    --------------
                GROUP TOTAL                                                              1,956,043
                                                                                    --------------

METALS & MINING (1.8%)
           AK Steel Corp.:
            Gtd.
            7.875%, 2/15/09                                   B3              250          235,000
            7.75%, 6/15/12                                    B3              250          226,875
       (2) Alpha Natural Resources
            Gtd.
            10.00%, 6/1/12                                    B3              500          525,000

    The accompanying notes are an integral part of the financial statements.

                                                                        FACE
                                                       MOODY'S         AMOUNT           VALUE
                                                       RATINGS         (000)          (NOTE A-1)
--------------------------------------------------------------------------------------------------
           Earle M. Jorgensen Co.
            Secured
            9.75%, 6/1/12                                     B2   $          500   $      550,000
           Gerdau Ameristeel Corp.
            Sr. Notes
            10.375%, 7/15/11                                  B2              250          280,000
       (2) International Steel Group
            Sr. Notes
            6.50%, 4/15/14                                   Ba3            1,000          942,500
       (2) Ispat Inland ULC
            Secured
            9.75%, 4/1/14                                   Caa1              400          414,000
           Metallurg, Inc.
            Series B, Gtd.
            11.00%, 12/1/07                                   Ca              571          288,103
           WCI Steel, Inc.
            Series B, Sr. Notes
            10.00%, 12/1/04                                  N/R              250          136,250
       (2) Wise Metals Group LLC.
            Secured
            10.25%, 5/15/12                                   B2              250          257,500
                                                                                    --------------
                GROUP TOTAL                                                              3,855,228
                                                                                    --------------

OIL EQUIPMENT (0.4%)
           Parker Drilling Co.
            Series B, Gtd.
            10.125%, 11/15/09                                 B2              900          954,000
                                                                                    --------------

PAPER & FOREST PRODUCTS (4.2%)
       (2) Abitibi-Consolidated, Inc.
            Notes
            7.75%, 6/15/11                                   Ba2              250          250,874
       (2) Appleton Papers, Inc.
            Sr. Sub. Notes
            9.75%, 6/15/14                                    B3              350          352,625
           Blue Ridge Paper Product
            Secured
            9.50%, 12/15/08                                   B2              350          327,250
           Caraustar Industries, Inc.
            Gtd.
            9.875%, 4/1/11                                  Caa1              434          434,000
       (2) Cellu Tissue Holdings
            Secured
            9.75%, 3/15/10                                    B2              250          241,250
       (1) Doman Industries Ltd.
            Yankee Gtd.
            12.00%, 7/1/04                                   N/R              300          361,500
           Four M Corp.
            Series B, Sr. Notes
            12.00%, 6/1/06                                    B3              900          913,500
           Georgia-Pacific Corp.
            Gtd.
            9.375%, 2/1/13                                   Ba2            1,000        1,150,000
           JSG Funding plc
            Global Sr. Notes
            9.625%, 10/1/12                                   B3              500          550,000
       (2) Newark Group, Inc.
            Sr. Sub. Notes
            9.75%, 3/15/14                                  Caa1            2,000        1,925,000
       (2) Norkse Skog Canada Limited
            Sr. Notes
            7.375%, 3/1/14                                   Ba3              250          243,125
       (2) Riverside Forest Products
            Limited
            Sr. Notes
        7.875%, 3/1/14                                        B2   $          400   $      410,000
           Stone Container Corp.
            Sr. Notes
            8.375%, 7/1/12                                    B2              600          630,000
           Stone Container Finance Co.
            Yankee Gtd.
            11.50%, 8/15/06                                   B2              780          786,825
           Tembec Industries, Inc.
            Yankee Gtd.
            8.625%, 6/30/09                                  Ba3              400          407,000
                                                                                    --------------
                GROUP TOTAL                                                              8,982,949
                                                                                    --------------

PUBLISHING (1.5%)
           Dex Media East LLC.
            Gtd.
            12.125%, 11/15/12                               Caa1              350          410,375
       (2) Dex Media, Inc.:
       (3)  Discount Notes
            0.00%, 11/15/13                                 Caa2              500          325,000
            Notes
            8.00%, 11/15/13                                 Caa2              250          241,250
           Haights Cross Operating
            Co.
            Gtd.
            11.75%, 8/15/11                                 Caa1              350          379,750
           Houghton Mifflin Co.:
       (3) Sr. Discount Notes
            0.00%, 10/15/13                                 Caa1              250          134,063
            Sr. Notes
            8.25%, 2/1/11                                     B2              300          301,500
           Liberty Group Publishing,
            Inc.
            Debentures
            11.625%, 2/1/09                                 Caa2              900          893,250
       (2) PRIMEDIA, Inc.
            Sr. Notes
            8.00%, 5/15/13                                    B3              350          330,750
    (1)(4) Premier Graphics, Inc.
            Gtd.
            11.50%, 12/1/05                                  N/R            2,000                0
       (2) Sheridan Acquisition CRP
            Secured
            10.25%, 8/15/11                                   B1              300          317,250
                                                                                    --------------
                GROUP TOTAL                                                              3,333,188
                                                                                    --------------

RESTAURANTS (1.9%)
           Advantica Restaurant
            Group, Inc.
            Sr. Notes
            11.25%, 1/15/08                                   Ca              500          485,000
           American Restaurant
            Group, Inc.
            Series D, Gtd.
            11.50%, 11/1/06                                 Caa2              993          650,415
           Buffets, Inc.
            Sr. Sub. Notes
            11.25%, 7/15/10                                   B3              500          525,000

    The accompanying notes are an integral part of the financial statements.

                                                                        FACE
                                                       MOODY'S         AMOUNT           VALUE
                                                       RATINGS         (000)          (NOTE A-1)
--------------------------------------------------------------------------------------------------
           CKE Restaurants, Inc.
            Gtd.
            9.125%, 5/1/09                                    B3   $          350   $      365,750
           Carrols Corp.
            Gtd.
            9.50%, 12/1/08                                    B3              150          156,000
       (2) El Pollo Loco, Inc.
            Secured
            9.25%, 12/15/09                                   B2              250          253,750
       (2) Friendly Ice Cream Corp.
            Sr. Notes
            8.375%, 6/15/12                                   B2              350          341,250
           O'Charley's, Inc.
            Sr. Sub. Notes
            9.00%, 11/1/13                                   Ba3              400          416,000
       (4) Romacorp, Inc.
            Sr. Notes
            10.50%, 12/31/08                                  Ca            1,102          722,072
           Sbarro, Inc.
            Gtd.
            11.00%, 9/15/09                                 Caa2              125          110,000
                                                                                    --------------
                GROUP TOTAL                                                              4,025,237
                                                                                    --------------

RETAIL - FOOD & DRUG (0.6%)
           Great Atlantic & Pacific
            Tea Company, Inc.
            Sr. Notes
            9.125%, 12/15/11                                  B3              400          342,000
           Herbalife International, Inc.
            Gtd.
            11.75%, 7/15/10                                   B2              500          572,500
           Roundy's, Inc.
            Series B, Gtd.
            8.875%, 6/15/12                                   B2              200          213,000
       (2) Stater Brothers Holdings,
            Inc.
            Sr. Notes
            8.125%, 6/15/12                                   B1              150          151,313
                                                                                    --------------
                GROUP TOTAL                                                              1,278,813
                                                                                    --------------

RETAIL STORES (1.5%)
           Asbury Automotive
            Group Co.
            Gtd.
            9.00%, 6/15/12                                    B3              400          410,000
       (1) Flooring America, Inc.
            Series B, Gtd.
            9.25%, 10/15/07                                  N/R              703               70
           Michaels Stores, Inc.
            Sr. Notes
            9.25%, 7/1/09                                    Ba1              400          440,000
           NBTY, Inc.
            Series B, Sr. Sub. Notes
            8.625%, 9/15/07                                   B1              400          408,000
           Nebraska Book Co., Inc.
            Sr. Sub. Notes
            8.625%, 3/15/12                                 Caa1              500          492,500
           PEP Boys-Manny
            Moe & Jack
            Notes
            7.00%, 6/1/05                                     B2              800          822,000
           PETCO Animal Supplies,
            Inc.
            Sr. Sub. Notes
            10.75%, 11/1/11                                   B2   $           67   $       75,375
           Perry Ellis International, Inc.
            Series B, Sr. Sub. Notes
            8.875%, 9/15/13                                   B3              250          259,375
           United Auto Group, Inc.
            Gtd.
            9.625%, 3/15/12                                   B3              250          275,000
                                                                                    --------------
                GROUP TOTAL                                                              3,182,320
                                                                                    --------------

SATELLITE (0.6%)
           Echostar DBS Corp.
            Sr. Notes
            9.125%, 1/15/09                                  Ba3              195          214,744
           PanAmSat Corp.
            Gtd.
            8.50%, 2/1/12                                    Ba3              500          570,000
       (1) Pegasus Communications
            Corp.
            Series B, Sr. Notes
            12.50%, 8/1/07                                    Ca            1,000          490,000
       (1) Pegasus Satellite
            Communications, Inc.
            Sr. Discount Notes
            13.50%, 3/1/07                                     C              250           21,250
                                                                                    --------------
                GROUP TOTAL                                                              1,295,994
                                                                                    --------------

    SECONDARY OIL & GAS PRODUCERS (2.9%)
           Belden & Blake Corp.
            Series B, Gtd.
            9.875%, 6/15/07                                 Caa2              250          256,875
           Chesapeake Energy Corp.
            Sr. Notes
            6.875%, 1/15/16                                  Ba3              852          834,960
           Continental Resources, Inc.
            Gtd. Sr. Sub. Notes
            10.25%, 8/1/08                                  Caa1              925          959,688
           Forest Oil Corp.
            Sr. Notes
            8.00%, 6/15/08                                   Ba3              900          963,000
           Paramount Resources Ltd.
            Yankee Sr. Notes
            8.875%, 7/15/14                                   B3              500          501,250
           Pemex Project Funding
            Master Trust
            Gtd.
            8.50%, 2/15/08                                  Baa1               45           49,725
           Plains E&P Co.
            Series B, Gtd.
            8.75%, 7/1/12                                    Ba3              300          328,500
           Pogo Producing Co.
            Series B, Sr. Sub. Notes
            8.25%, 4/15/11                                   Ba3              550          605,000
           Vintage Petroleum, Inc.
            Sr. Sub. Notes
            7.875%, 5/15/11                                   B1              700          721,000

    The accompanying notes are an integral part of the financial statements.

                                                                        FACE
                                                       MOODY'S         AMOUNT           VALUE
                                                       RATINGS         (000)          (NOTE A-1)
--------------------------------------------------------------------------------------------------
       (2) Whiting Petroleum Corp.
            Sr. Sub. Notes
            7.25%, 5/1/12                                     B2   $          300   $      298,500
           Wiser Oil Co.
            Gtd.
            9.50%, 5/15/07                                  Caa3              800          814,000
                                                                                    --------------
                GROUP TOTAL                                                              6,332,498
                                                                                    --------------

SERVICES (5.0%)
           APCOA, Inc.
            Gtd.
            9.25%, 3/15/08                                  Caa3              377          341,185
           Advanstar
            Communications, Inc.
            Secured
            10.75%, 8/15/10                                   B3              400          444,500
           American Color Graphics
            Notes
            10.00%, 6/15/10                                   B3              800          718,000
           Brand Services, Inc.
            Gtd.
            12.00%, 10/15/12                                  B3              600          687,000
       (2) Buhrmann U.S., Inc.
            Sr. Sub. Notes
            8.25%, 7/1/14                                     B2              250          250,625
           Diamond Triumph
            Auto Glass, Inc.
            Gtd.
            9.25%, 4/1/08                                     B3              500          477,500
           Great Lakes Dredge & Dock
            Co.
            Sr. Sub. Notes
            7.75%, 12/15/13                                  N/R              400          340,000
           IESI Corp.
            Gtd.
            10.25%, 6/15/12                                   B3              500          547,500
           Integrated Electrical
            Services, Inc.
            Series C, Gtd.
            9.375%, 2/1/09                                    B2              625          648,438
           Iron Mountain, Inc.:
            Gtd.
            8.625%, 4/1/13                                    B3              500          532,500
            7.75%, 1/15/15                                    B3              250          249,375
           La Petite Academy, Inc.
            Series B, Gtd.
            10.00%, 5/15/08                                   Ca            1,300          968,500
       (2) Language Line Holdings,
            Inc.
            Sr. Sub. Notes
            11.125%, 6/15/12                                Caa1              250          255,000
           Morton's Restaurant Group,
            Inc.
            Secured
            7.50%, 7/1/10                                     B2              300          280,500
           Muzak LLC/Muzak
            Finance Corp.:
            Gtd.
            9.875%, 3/15/09                                 Caa2              650          503,750
            Sr. Notes
            10.00%, 2/15/09                                 Caa1              300          265,500
           National Beef Packing
            Sr. Notes
            10.50%, 8/1/11                                    B2              300          319,500
           Quintiles Transnational
            Corp.
            Sr. Sub. Notes
            10.00%, 10/1/13                                   B3   $          250   $      248,750
           Rent-Way, Inc.
            Secured
            11.875%, 6/15/10                                  B3              500          551,250
           Salton, Inc.
            Sr. Sub. Notes
            12.25%, 4/15/08                                   Ca              750          585,000
           United Rentals
            North America, Inc.:
            Sr. Sub. Notes
            7.75%, 11/15/13                                   B2              800          760,000
            7.00%, 2/15/14                                    B2            1,000          895,000
                                                                                    --------------
                GROUP TOTAL                                                             10,869,373
                                                                                    --------------

TECHNOLOGY (2.5%)
           AMI Semiconductor, Inc.
            Gtd.
            10.75%, 2/1/13                                    B3              163          191,118
           Amkor Technology, Inc.:
            Global Sr. Notes
            9.25%, 2/15/08                                    B1              350          367,500
            Sr. Notes
            7.75%, 5/15/13                                    B1              500          476,250
           Ampex Corp.
            Secured
            12.00%, 8/15/08                                  N/R            1,758          263,700
           Avaya, Inc.
            Secured
            11.125%, 4/1/09                                   B1              162          190,350
       (2) Celestica, Inc.
            Sr. Sub. Notes
            7.875%, 7/1/11                                   Ba3              300          307,500
           Danka Business Systems plc
            Sr. Notes
            11.00%, 6/15/10                                   B2              250          261,250
       (2) DigitalNet Holdings, Inc.
            Sr. Notes
            9.00%, 7/15/10                                    B2              162          173,745
       (2) Itron, Inc.
            Sr. Sub. Notes
            7.75%, 5/15/12                                    B2              250          251,875
           Lucent Technologies, Inc.:
            Notes
            7.25%, 7/15/06                                  Caa1              340          350,200
            5.50%, 11/15/08                                 Caa1              550          522,500
           Sanmina-SCI Corp.
            Gtd.
            10.375%, 1/15/10                                 Ba2              850          977,500
           Unisys Corp.
            Sr. Notes
            7.875%, 4/1/08                                   Ba1              250          256,875
       (2) Viasystems, Inc.
            Sr. Sub. Notes
            10.50%, 1/15/11                                 Caa2              200          211,000
           Xerox Corp.
            Sr. Notes
            7.625%, 6/15/13                                   B1              550          565,125
                                                                                    --------------
                GROUP TOTAL                                                              5,366,488
                                                                                    --------------

    The accompanying notes are an integral part of the financial statements.

                                                                        FACE
                                                       MOODY'S         AMOUNT           VALUE
                                                       RATINGS         (000)          (NOTE A-1)
--------------------------------------------------------------------------------------------------
TEXTILE/APPAREL/SHOE MANUFACTURING (1.1%)
           BGF Industries, Inc.
            Series B, Sr. Sub. Notes
            10.25%, 1/15/09                                   Ca   $          250   $      232,500
           Levi Strauss & Co.:
            Notes
            7.00%, 11/1/06                                    Ca              515          483,456
            Sr. Notes
            12.25%, 12/15/12                                  Ca              735          727,650
       (2) Phillips Van-Heusen
            Corp.
            Sr. Notes
            7.25%, 2/15/11                                    B2              400          404,000
           Tropical Sportswear
            International Corp.
            Series A, Gtd.
            11.00%, 6/15/08                                 Caa1              700          451,500
                                                                                    --------------
                GROUP TOTAL                                                              2,299,106
                                                                                    --------------

TOWERS (0.5%)
           American Towers, Inc.
            Gtd.
            7.25%, 12/1/11                                    B3              500          503,750
           Crown Castle International
            Corp.
            Series B, Sr. Notes
            7.50%, 12/1/13                                    B3              400          400,000
       (3) SBA Telecommunications
            Corp.
            Sr. Discount Notes
            0.00%, 12/15/11                                 Caa1              300          223,500
                                                                                    --------------
                GROUP TOTAL                                                              1,127,250
                                                                                    --------------

TRANSPORTATION (1.0%)
       (2) Atlantic Express
            Transportation Units
            12.00%, 4/15/08                                   B3              500          497,500
       (2) Horizon Lines LLC.
            Notes
            9.00%, 11/1/12                                    B3              300          304,500
           Sea Containers Ltd.
            Series B, Yankee Sr. Notes
            10.75%, 10/15/06                                  B3              700          735,875
       (2) Ship Finance International
            Ltd
            Sr. Notes
            8.50%, 12/15/13                                   B2              750          727,500
                                                                                    --------------
                GROUP TOTAL                                                              2,265,375
                                                                                    --------------

UTILITIES (3.5%)
           AES Corp.:
            Sr. Notes
            9.50%, 6/1/09                                     B2               48           51,540
            7.75%, 3/1/14                                     B2              400          386,500
           Allegheny Energy Supply
            Company, LLC.
            Notes
            7.80%, 3/15/11                                    B3              400          393,000
           Aquila, Inc.
            Sr. Notes
            7.625%, 11/15/09                                Caa1              400          372,000
           CMS Energy Corp.:
            Sr. Notes
            7.50%, 1/15/09                                    B3   $          700   $      700,000
       (2)  7.75%, 8/1/10                                     B3              250          250,000
           Calpine Canada Energy
            Finance LLC.
            Gtd.
            8.50%, 5/1/08                                   Caa1              317          210,805
           Calpine Corp.:
       (2)  Secured
            8.50%, 7/15/10                                   N/R              850          707,625
            Sr. Notes
            7.75%, 4/15/09                                  Caa1              800          512,000
    (2)(5) Calpine Generating Co.
            Secured
            7.35%, 4/1/10                                     B2              800          768,000
           Cogentrix Energy, Inc.
            Series B, Gtd.
            8.75%, 10/15/08                                  Ba3              900          933,750
           Edison Mission Energy
            Sr. Notes
            7.73%, 6/15/09                                    B2              500          488,750
       (2) Midwest Generation LLC.
            Secured
            8.75%, 5/1/34                                     B1              400          406,000
       (1) Mirant Americas
            Generation LLC.
            Sr. Notes
            7.625%, 5/1/06                                   N/R              500          381,250
    (1)(2) Mirant Corp.
            Sr. Notes
            7.40%, 7/15/04                                   N/R              300          169,500
       (2) NRG Energy, Inc.
            Secured
            8.00%, 12/15/13                                   B2              300          304,500
       (2) Sierra Pacific Resources
            Sr. Notes
            8.625%, 3/15/14                                   B2              300          294,000
           TNP Enterprises, Inc.
            Series B, Sr. Sub. Notes
            10.25%, 4/1/10                                    B2              250          260,000
                                                                                    --------------
                GROUP TOTAL                                                              7,589,220
                                                                                    --------------

WIRELESS (3.6%)
       (3) Alamosa PCS Holdings, Inc.
            Gtd.
            0.00%, 2/15/10                                   N/R              800          696,000
           American Cellular Corp.
            Series B, Sr. Notes
            10.00%, 8/1/11                                    B3              300          260,250
           Centennial Cellular/
            Communications
            Gtd.
            10.125%, 6/15/13                                Caa1              400          415,000
           Dobson Communications
            Corp.
            Sr. Notes
            8.875%, 10/1/13                                 Caa1              300          229,500
       (2) IPCS Escrow Co.
            Sr. Notes
            11.50%, 5/1/12                                    B3              250          257,500

    The accompanying notes are an integral part of the financial statements.

                                                                        FACE
                                                       MOODY'S         AMOUNT           VALUE
                                                       RATINGS         (000)          (NOTE A-1)
--------------------------------------------------------------------------------------------------
           IWO Holdings, Inc.
            Gtd.
            14.00%, 1/15/11                                   Ca   $          550   $      255,750
       (2) Millicom International
            Cellular S.A.
            Sr. Notes
            10.00%, 12/1/13                                   B3              500          510,000
           Nextel Communications,
            Inc.
            Sr. Notes
            7.375%, 8/1/15                                    B2              250          253,750
           Nextel Partners, Inc.
            Sr. Notes
            8.125%, 7/1/11                                  Caa1              750          768,750
           PTC International
            Finance II SA
            Yankee Gtd.
            11.25%, 12/1/09                                  Ba3              500          545,000
           Rural Cellular Corp.
            Sr. Sub. Notes
            9.75%, 1/15/10                                  Caa2            1,450        1,323,125
           Triton PCS, Inc.
            Gtd.
            8.50%, 6/1/13                                     B2              750          712,500
       (2) U.S. Unwired, Inc.
            Secured
            10.00%, 6/15/12                                 Caa1              400          406,000
           Ubiquitel Operating Co.:
       (3)  Gtd.
            0.00%, 4/15/10                                  Caa3              500          497,500
       (2)  Sr. Notes
            9.875%, 3/1/11                                  Caa1              150          150,750
           Western Wireless Corp.
            Sr. Notes
            9.25%, 7/15/13                                  Caa1              500          517,500
                                                                                    --------------
                GROUP TOTAL                                                              7,798,875
                                                                                    --------------

TOTAL CORPORATE OBLIGATIONS
 (Cost $179,200,123)                                                                   174,923,301
                                                                                    --------------

                                                                       SHARES/
                                                                        UNITS
--------------------------------------------------------------------------------------------------
COMMON STOCKS (1.6%)

BROADCAST/OUTDOOR (0.1%)
       (6) Equinix, Inc.                                                    5,567          188,944
                                                                                      ------------
CABLE (0.0%)
       (6) NTL, Inc.                                                          155            8,931
                                                                                      ------------
CAPITAL GOODS (0.0%)
    (2)(6) Motels of America, Inc.                                            750            3,000
                                                                                      ------------
CONTAINERS (0.0%)
    (4)(6) Continental AFA
            Dispensing Co.                                                 20,689           98,273
                                                                                      ------------
                                                                       SHARES/          VALUE
                                                                        UNITS         (NOTE A-1)
--------------------------------------------------------------------------------------------------
FINANCE (0.5%)
       (6) Aurora Foods, Inc.                                                 703   $      984,008
 (4)(6)(7) Westfed Holdings, Inc.
            Class B (acquired 9/20/88, cost $510)                          16,893              169
                                                                                    --------------
                GROUP TOTAL                                                                984,177
                                                                                    --------------

FOOD PROCESSORS/BEVERAGE/BOTTLING (0.0%)
    (2)(6) Specialty Foods Corp.                                           52,500              525
                                                                                    --------------

HEALTHCARE FACILITIES/SUPPLIES (0.1%)
       (6) Magellan Health Services, Inc.                                   7,623          254,989
                                                                                    --------------

INDUSTRIAL (0.1%)
    (4)(6) Doskocil Manufacturing Co.                                      36,000          126,000
    (4)(6) First Wave Marine, Inc.                                          2,105           13,156
                                                                                    --------------
                GROUP TOTAL                                                                139,156
                                                                                    --------------

PAPER & FOREST PRODUCTS (0.0%)
       (6) Digitalglobe, Inc.                                              69,987           69,987
                                                                                    --------------

RETAIL - FOOD & DRUG (0.0%)
    (4)(6) Archibald Candy Corp.                                            2,030           50,750
                                                                                    --------------

RETAIL STORES (0.1%)
    (4)(6) Safelite Glass Corp.
            Class B                                                        18,064           90,320
    (4)(6) Safelite Realty Corp.                                            1,219           12,190
                                                                                    --------------
                GROUP TOTAL                                                                102,510
                                                                                    --------------

SECONDARY OIL & GAS PRODUCERS (0.4%)
    (4)(6) Southwest Royalties, Inc.
            Class A                                                        16,736          753,270
                                                                                    --------------

SERVICES (0.0%)
       (6) Cenveo, Inc.                                                    21,306           62,427
    (2)(6) Mail Well, Inc.                                                 10,652           31,210
                                                                                    --------------
                GROUP TOTAL                                                                 93,637
                                                                                    --------------

TEXTILE/APPAREL/SHOE MANUFACTURING (0.2%)
       (6) Advanced Glassfiber Yarns                                          139            3,962
    (4)(6) HCI Direct, Inc.
            Class A                                                        18,578           92,890
       (6) Safety Components International, Inc.                           26,759          359,240
                                                                                    --------------
                GROUP TOTAL                                                                456,092
                                                                                    --------------

WIRELESS (0.1%)
       (6) Dobson Communications Corp.
            Class A                                                        57,927          188,842
                                                                                    --------------

TOTAL COMMON STOCKS
 (Cost $4,861,355)                                                                       3,393,083
                                                                                    --------------

PREFERRED STOCKS (0.3%)

CABLE (0.1%)
       (6) Adelphia Communications Corp.
            13% Cum. Exchangeable Series B                                  7,500          106,875
    (4)(6) DIVA Systems Corp.
            Series D                                                       56,913                0
                                                                                    --------------
                GROUP TOTAL                                                                106,875
                                                                                    --------------

    The accompanying notes are an integral part of the financial statements.

                                                                       SHARES/          VALUE
                                                                        UNITS         (NOTE A-1)
--------------------------------------------------------------------------------------------------
FINANCE (0.0%)
 (4)(6)(7) Westfed Holdings, Inc.
            Class A (acquired 9/20/88-
            6/18/93, cost $4,815,472)                                      57,005   $       14,251
                                                                                    --------------

RESTAURANTS (0.0%)
 (4)(6)(8) AmeriKing, Inc.
            13% Cum. Exchangeable                                          40,375                0
                                                                                    --------------

WIRELESS (0.2%)
           Dobson Communications Corp.
            6% Conv. preferred                                                900           97,313
    (6)(8) Rural Cellular Corp.
            11.375% Sr. Exchangeable                                          426          361,035
                                                                                    --------------
                GROUP TOTAL                                                                458,348
                                                                                    --------------

TOTAL PREFERRED STOCKS
 (Cost $7,262,984)                                                                         579,474
                                                                                    --------------

WARRANTS (0.0%)
       (6) Advanced Glassfiber Yarns
            expiring 5/4/10                                                   115                1
    (4)(6) Carrier1 International S.A.
            expiring 2/19/09                                                  300                0
       (6) Colt Telecom Group Plc
            expiring 12/31/06                                                 400            9,932
       (6) Dayton Superior Corp.
            expiring 6/15/09                                                1,250               13
    (2)(6) Decrane Aircraft Holdings
            expiring 9/30/08                                                  800                8
    (4)(6) DIVA Systems Corp.:
            expiring 3/1/08                                                11,655                0
            expiring 5/15/06                                                2,315                0
       (6) Loral Space & Communications
            expiring 12/27/06                                               6,290               63
       (6) Mikohn Gaming Corp.
            expiring 8/15/08                                                3,000                9
       (6) NTL, Inc.
            expiring 1/13/11                                                    4               26
       (6) Pegasus Communications Corp.
            expiring 1/1/07                                                   250                3
    (2)(6) Pliant Corp.
            expiring 6/1/10                                                   747               93
    (4)(6) Safelite Glass Corp.:
            Class A expiring 9/29/06                                       44,271              443
            Class B expiring 9/29/07                                       29,514              295
       (6) Star Choice Communications, Inc.
            expiring 12/5/05                                               16,212           60,459
    (4)(6) Windsor Woodmont Black Hawk
            expiring 3/15/10                                                  100                0

TOTAL WARRANTS
 (Cost $86,133)                                                                             71,345
                                                                                    --------------

TOTAL DOMESTIC SECURITIES
 (Cost $191,410,595)                                                                   178,967,203
                                                                                    --------------

                                                                        FACE
                                                       MOODY'S         AMOUNT           VALUE
                                                       RATINGS         (000)          (NOTE A-1)
--------------------------------------------------------------------------------------------------
FOREIGN SECURITIES (14.3%)

CORPORATE OBLIGATIONS (0.2%)

GERMANY (0.2%)
       (2) Kabel Deutschland GmbH
            Sr. Notes
            10.625%, 7/1/14                                   B3   USD $      350   $      361,375
                                                                                    --------------

MALAYSIA (0.0%)
       (2) Petronas Capital, Ltd.
            Gtd.
            7.00%, 5/22/12                                  Baa1   USD         50           54,615
                                                                                    --------------

TOTAL CORPORATE OBLIGATIONS
(Cost $402,309)                                                                            415,990
                                                                                    --------------

GOVERNMENT OBLIGATIONS (14.1%)

ARGENTINA (0.1%)
       (5) Bocon PRO 1
            Bonds
            2.67%, 4/1/07                                     Ca   ARP        152            3,412
           Republic of Argentina
            Series 2031, Global Bonds
            12.00%, 6/19/31                                   Ca   USD      1,060          283,550
                                                                                    --------------
                GROUP TOTAL                                                                286,962
                                                                                    --------------

BELIZE (0.3%)
           Government of Belize
            Global Bonds
            9.50%, 8/15/12                                   Ba3   USD        815          663,597
                                                                                    --------------

BRAZIL (3.0%)
           Federal Republic of Brazil:
            Series 20YR, Bonds
            8.00%, 4/15/14                                    B2   USD      3,190        2,929,861
            Series 30YR, Collateralized
            2.0625%, 4/15/24                                  B2   USD      1,680        1,335,165
            Unsubordinated
            11.00%, 8/17/40                                   B2   USD      2,350        2,217,812
                                                                                    --------------
                GROUP TOTAL                                                              6,482,838
                                                                                    --------------

BULGARIA (0.4%)
           Republic of Bulgaria
            Series RIAB, Bonds
            2.00%, 7/28/11                                   Ba2   USD        940          940,263
                                                                                    --------------

COLOMBIA (0.5%)
           Republic of Colombia:
            Global Bonds
            11.75%, 2/25/20                                  Ba2   USD        715          784,712
            Series EMTN, Notes
            11.50%, 5/31/11                                  Ba2   EUR        150          206,353
                                                                                    --------------
                GROUP TOTAL                                                                991,065
                                                                                    --------------

    The accompanying notes are an integral part of the financial statements.

                                                                        FACE
                                                       MOODY'S         AMOUNT           VALUE
                                                       RATINGS         (000)          (NOTE A-1)
--------------------------------------------------------------------------------------------------
GRENADA (0.3%)
           Government of Grenada
            Series REGS,
            Unsubordinated
            9.375%, 6/30/12                                  N/R   USD $      660   $      706,878
                                                                                    --------------

MEXICO (2.7%)
           United Mexican States:
            Bonds
            8.25%, 2/24/09                                  Baa2   USD        882        1,217,392
            Series MTN, Notes
            6.375%, 1/16/13                                 Baa2   USD      3,390        3,391,695
            Series REGS, Sr.
            Unsub. Notes
            7.50%, 3/8/10                                   Baa2   EUR        935        1,266,463
                                                                                    --------------
                GROUP TOTAL                                                              5,875,550
                                                                                    --------------

PANAMA (0.2%)
           Republic of Panama
            Bonds
            9.375%, 1/16/23                                  Ba1   USD        375          384,375
                                                                                    --------------

PHILIPPINES (0.6%)
           Republic of Philippines
            Bonds
            8.375%, 2/15/11                                  Ba2   USD      1,315        1,305,138
                                                                                    --------------

RUSSIA (3.5%)
           Ministry Finance of Russia:
            Series V, Debentures
            3.00%, 5/14/08                                   Ba2   USD      5,255        4,612,666
            Series VI, Debentures
            3.00%, 5/14/06                                   Ba1   USD        180          173,528
           Russian Federation:
            Series REGS,
            Unsubordinated
            5.00%, 3/31/30                                  Baa3   USD      2,030        1,858,465
            Unsubordinated
            11.00%, 7/24/18                                 Baa3   USD        785          993,025
                                                                                    --------------
                GROUP TOTAL                                                              7,637,684
                                                                                    --------------

TURKEY (0.8%)
           Republic of Turkey:
            Notes
            11.50%, 1/23/12                                   B1   USD        405          455,625
            Sr. Unsub. Notes
            11.875%, 1/15/30                                  B1   USD      1,000        1,186,250
                                                                                    --------------
                GROUP TOTAL                                                              1,641,875
                                                                                    --------------

URUGUAY (0.3%)
           Republic of Uruguay:
            Notes
            7.25%, 2/15/11                                    B3   USD        510          418,200
            7.50%, 3/15/15                                    B3   USD        340          251,600
                                                                                    --------------
                GROUP TOTAL                                                                669,800
                                                                                    --------------

VENEZUELA (1.4%)
           Republic of Venezuela:
            Bonds
            9.25%, 9/15/27                                  Caa1   USD $      650   $      550,063
            Notes
            10.75%, 9/19/13                                 Caa1   USD      1,930        1,905,875
            Sr. Unsub.
            11.00%, 3/5/08                                  Caa1   EUR        360          460,575
                                                                                    --------------
                GROUP TOTAL                                                              2,916,513
                                                                                    --------------

TOTAL GOVERNMENT OBLIGATIONS
 (Cost $31,071,907)                                                                     30,502,538
                                                                                    --------------
TOTAL FOREIGN SECURITIES
 (Cost $31,474,216)                                                                     30,918,528
                                                                                    --------------

TIME DEPOSIT (1.1%)
           Bank One
            (Grand Cayman)
            0.52%, 7/1/04
            (Cost $2,482,000)                                                            2,482,000
                                                                                    --------------

TOTAL INVESTMENTS (98.4%)
 (Cost $225,366,811)                                                                   212,367,731
                                                                                    --------------

OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)
                                                                                         3,391,998
                                                                                    --------------

NET ASSETS (100%)
           Applicable to 49,895,588 issued and outstanding
            $.001 par value shares (authorized 100,000,000
            shares)                                                                 $  215,759,729
                                                                                    ==============

N/R--Not Rated
ARP--Argentine Peso
EUR--Euro Dollar
(1) Defaulted security.
(2) 144A Security. Certain conditions for public sale may exist. Total market value of 144A securities owned at June 30, 2004 was $35,419,735 or 16.42% of net assets.
(3) Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity.
(4) Not readily marketable security; security is valued at fair value as determined in good faith by the Board of Directors.
(5) Floating Rate--The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at June 30, 2004.
(6) Non-income producing security.
(7) Restricted as to private and public resale. Total cost of restricted securities at June 30, 2004 aggregated $4,815,982. Total market value of restricted securities owned at June 30, 2004 was $14,420 or 0.01% of net assets.
(8) Payment-in-kind preferred stocks. Market value includes accrued dividend.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                                                   JUNE 30, 2004
--------------------------------------------------------------------------------
ASSETS:
    Investments at Value
      (Cost $225,366,811) (Note 1-A)                             $   212,367,731
    Receivables:
      Receivable for Investments Sold                                    709,736
      Interest Receivable (Note 1-B)                                   4,599,267
    Other Assets                                                          35,685
--------------------------------------------------------------------------------
         Total Assets                                                217,712,419
--------------------------------------------------------------------------------
LIABILITIES:
      Investments Purchased                                            1,601,632
      Unrealized Depreciation on Forward
        Foreign Currency Contracts
        (Note 1-H)                                                           645
      Investment Advisory Fees (Note 2)                                  257,799
      Shareholders' Reports                                               35,687
      Administrative Fees (Note 2)                                        20,037
      Audit Fees                                                          12,996
      Legal Fees                                                          11,475
      Shareholders' Servicing Fees                                         4,210
      Custodian Fees                                                       4,207
      Directors' Fees                                                      4,002
--------------------------------------------------------------------------------
         Total Liabilities                                             1,952,690
--------------------------------------------------------------------------------
NET ASSETS                                                       $   215,759,729
                                                                 ===============
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value                            $        49,896
    Capital Paid in Excess of Par Value                              391,475,870
    Distributions in Excess of Net
      Investment Income                                               (5,556,706)
    Accumulated Net Realized Loss on
      Investments and Foreign Currency
      Contracts                                                     (157,209,997)
    Unrealized Depreciation on
      Investments, Foreign Currency
      Contracts and Translations                                     (12,999,334)
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 49,895,588 ISSUED
    AND OUTSTANDING SHARES (AUTHORIZED
    100,000,000 SHARES)                                          $   215,759,729
                                                                 ===============
NET ASSET VALUE PER SHARE                                        $          4.32

MARKET PRICE PER SHARE                                           $          4.16
================================================================================

STATEMENT OF OPERATIONS (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                   JUNE 30, 2004
--------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Net of foreign taxes withheld
      of $2,114) (Note 1-B)                                      $     9,805,187
    Dividends (Note 1-B)                                                   4,821
--------------------------------------------------------------------------------
      Total Income                                                     9,810,008
--------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note 2)                                    533,029
    Administrative Fees (Note 2)                                          53,303
    Custodian Fees                                                        46,709
    Shareholders' Reports                                                 36,438
    Directors' Fees and Expenses                                          35,458
    Legal Fees                                                            30,090
    Shareholders' Servicing Fees                                          29,291
    Miscellaneous                                                         22,639
    Audit Fees                                                            20,712
    NYSE Fees                                                             12,156
--------------------------------------------------------------------------------
      Total Expenses                                                     819,825
--------------------------------------------------------------------------------
         Net Investment Income                                         8,990,183
--------------------------------------------------------------------------------
    Net Realized Gain on Investments and
      Foreign Currency (Note 1-B)                                      1,001,083
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED DEPRECIATION
  ON INVESTMENTS, FOREIGN CURRENCY
  CONTRACTS AND TRANSLATIONS                                          (3,616,968)
--------------------------------------------------------------------------------
Net Realized Loss and Change in
  Unrealized Appreciation                                             (2,615,885)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $     6,374,298
================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                             ENDED
                                                                                         JUNE 30, 2004       YEAR ENDED
                                                                                          (UNAUDITED)     DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income                                                                $   8,990,183       $   18,352,767
    Net Realized Gain (Loss) on Investments and Foreign Currency                             1,001,083           (5,436,579)
    Change in Unrealized Appreciation (Depreciation) of Investments,
      Foreign Currency Contract and Translations                                            (3,616,968)          34,311,753
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         6,374,298           47,227,941
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income                                                                  (10,478,074)         (21,280,026)
    Return of Capital                                                                               --           (1,173,023)
---------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                                                  (10,478,074)         (22,453,049)
---------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                                                 (4,103,776)          24,774,892
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Period                                                                    219,863,505          195,088,613
---------------------------------------------------------------------------------------------------------------------------
    End of Period (including distributions in excess of net investment income of
      ($5,556,706) and ($4,068,815), respectively.)                                      $ 215,759,729       $  219,863,505
===========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                        SIX MONTHS
                                             ENDED                             YEAR ENDED DECEMBER 31,
PER SHARE OPERATING                  JUNE 30, 2004 ------------------------------------------------------------------------------
   PERFORMANCE:                        (UNAUDITED)             2003          2002        2001(2)              2000           1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR      $     4.41       $     3.91    $     4.74     $     5.70        $     7.34     $     7.77
---------------------------------------------------------------------------------------------------------------------------------
    Offering Costs                              --               --            --             --                --             --
---------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income                     0.18             0.37          0.42           0.61+             0.67           0.75
    Net Realized and Unrealized
      Gain (Loss) on Investments
      and Futures Contracts                  (0.06)            0.58         (0.55)         (0.85)            (1.55)         (0.46)
---------------------------------------------------------------------------------------------------------------------------------
       Total from Investment
        Activities                            0.12             0.95         (0.13)         (0.24)            (0.88)          0.29
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income                    (0.21)           (0.43)        (0.62)         (0.72)            (0.76)         (0.72)
    Return of Capital                           --            (0.02)        (0.08)            --                --             --
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                   (0.21)           (0.45)        (0.70)         (0.72)            (0.76)         (0.72)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to
 Shares Issued through
 Rights Offering                                --               --            --             --                --             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR            $     4.32       $     4.41    $     3.91     $     4.74        $     5.70     $     7.34
=================================================================================================================================
PER SHARE MARKET VALUE, END OF YEAR     $     4.16       $     4.50    $     3.88     $     4.98        $     5.56     $     6.06
=================================================================================================================================
TOTAL INVESTMENT RETURN:
    Net Asset Value (1)                       2.67%           24.59%        (5.26)%        (6.04)%          (12.37)%         4.50%
    Market Value                             (3.11)%          28.11%       (10.52)%         1.15%             3.55%        (11.32)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
=================================================================================================================================
Net Assets, End of Year (Thousands)     $  215,760       $  219,864    $  195,089     $  236,652        $  197,817     $  254,857
Ratio of Expenses to Average Net
 Assets Including Expense Offsets             0.76%**          0.78%         0.79%          1.07%             0.78%          0.78%
Ratio of Expenses to Average
 Net Assets                                   0.76%**          0.78%         0.79%          1.07%             0.78%          0.78%
Ratio of Net Investment Income to
 Average Net Assets                           8.28%**          8.83%         9.93%         11.66%            10.10%          9.90%
Portfolio Turnover Rate                       37.1%            77.8%         61.1%          50.1%(3)          39.1%          43.5%
---------------------------------------------------------------------------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,
PER SHARE OPERATING                     --------------------------------------------------------------------------
   PERFORMANCE:                               1998             1997          1996          1995~              1994
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR      $     8.44       $     8.12    $     8.63     $     8.05        $     9.00
------------------------------------------------------------------------------------------------------------------
    Offering Costs                              --               --         (0.02)            --                --
------------------------------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income                     0.71             0.69          0.75           0.86              0.83
    Net Realized and Unrealized
      Gain (Loss) on Investments
      and Futures Contracts                  (0.66)            0.39          0.18           0.48             (1.06)
------------------------------------------------------------------------------------------------------------------
       Total from Investment
        Activities                            0.05             1.08          0.93           1.34             (0.23)
------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income                    (0.72)           (0.76)        (0.90)         (0.76)            (0.72)
    Return of Capital                           --               --            --             --                --
------------------------------------------------------------------------------------------------------------------
       Total Distributions                   (0.72)           (0.76)        (0.90)         (0.76)            (0.72)
------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to
 Shares Issued through
 Rights Offering                                --               --         (0.52)            --                --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR            $     7.77       $     8.44    $     8.12     $     8.63        $     8.05
==================================================================================================================
PER SHARE MARKET VALUE, END OF YEAR     $     7.56       $     8.75    $     7.63     $     7.88        $     7.00
==================================================================================================================
TOTAL INVESTMENT RETURN:
    Net Asset Value (1)                       0.47%           14.03%        10.59%*        17.41%            (2.67)%
    Market Value                             (5.68)%          25.90%        10.05%*        24.34%            (9.48)%
==================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
==================================================================================================================
Net Assets, End of Year (Thousands)     $  269,507       $  291,959    $  280,634     $  210,441        $  196,379
Ratio of Expenses to Average Net
 Assets Including Expense Offsets             0.81%            0.84%         0.94%          0.92%             0.83%
Ratio of Expenses to Average
 Net Assets                                   0.81%            0.84%         0.95%          0.92%             0.83%
Ratio of Net Investment Income to
 Average Net Assets                           8.59%            8.47%         9.23%         10.22%             9.75%
Portfolio Turnover Rate                       84.7%            97.7%         81.0%          44.1%             70.6%
------------------------------------------------------------------------------------------------------------------

  ~ Credit Suisse Asset Management, LLC, formerly known as BEA Associates replaced CS First Boston Investment Management as the Fund's investment adviser effective June 13, 1995.
  *  Adjusted for Rights Offering.
 **  Annualized.
  +  Calculated using the average share method.
(1) Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Fund during each year, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value, due to differences between the market price of the stock and the net asset value of the Fund.
(2) As required, effective January 1, 2001 the Fund has adopted provisions of AICPA Audit and Accounting Guide for Investment Companies and has begun amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share by $0.004 and an increase to net realized and unrealized gains and losses per share by $0.004 and a decrease to the net ratio of net investment income to average net assets from 11.73% to 11.66%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(3) Due to the realignment of the Fund's portfolio in connection with the combination with Credit Suisse Strategic Global Income Fund, Inc., the cost of purchases of $30,040,944 and proceeds from sales of $37,801,151 have been excluded from the Portfolio Turnover calculation.

     Note: Current Year permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Credit Suisse Asset Management Income Fund, Inc. (the "Fund") was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek current income through investment primarily in debt securities.

On May 14, 2001, the Fund acquired substantially all of the assets and assumed the liabilities of Credit Suisse Asset Management Strategic Global Income Fund, Inc. ("CGF"). Pursuant to the terms of the agreement governing the acquisition, the CGF shareholders, for each share of common stock of CGF held, became entitled to receive an equivalent dollar amount of full shares of common stock of the Fund. Based on the net asset values of the Fund and CGF as of May 11, 2001 ($5.49 and $6.96, respectively), the conversion ratio was 1.2681 shares of the Fund for each share of CGF. Cash was paid in lieu of fractional shares. Net assets of the Fund and CGF as of the acquisition date were $190,522,544 and $83,383,448, including unrealized depreciation of $71,252,968 and $16,668,823, respectively. Total net assets immediately after the acquisition were $273,905,992. Based upon the opinion of Fund counsel, the acquisition qualified as a tax-free reorganization for Federal income tax purposes, with no gain or loss recognized by the Fund, CGF or their shareholders.

A. SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater then 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation ("Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities.

The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") (excludes 144A securities). These securities are valued pursuant to the valuation procedures noted above.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Interest income is accrued as earned. The Fund amortizes premium and accretes discount using the effective yield method. Dividends are recorded on the ex-dividend date.

The costs of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Discount or premium on mortgage backed securities are recorded upon receipt of principal payments on the underlying mortgage pools.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America ("GAAP").

D. FEDERAL INCOME TAXES: No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

E. USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F. SHORT-TERM INVESTMENTS: The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect wholly-owned subsidiary of Credit Suisse Group, sweeps available cash into either a short-term variable rate time deposit issued by Brown Brothers Harriman & Co. ("BBH&Co.") Grand Cayman branch, the Fund's custodian, or with other client approved, and highly rated banks. The short-term time deposit issued by BBH&Co. is a variable rate account classified as a short-term investment.

G. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

H. FUTURES CONTRACTS: The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contracts. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contracts may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At June 30, 2004, the Fund had no open futures contracts.

I. FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, or an offsetting position is entered into. At June 30, 2004, the Fund had the following open forward foreign currency contract:

                                 FOREIGN
    FORWARD                     CURRENCY
    FOREIGN                       TO BE                               UNREALIZED
   CURRENCY        EXPIRATION   PURCHASED/   CONTRACT      CONTRACT     GAIN/
   CONTRACTS          DATE       (SOLD)       AMOUNT        VALUE       (LOSS)
-----------------  ----------  ----------- ------------- ------------ ----------
European Economic
 Unit               9/30/04    (2,580,000) $ (3,134,287) $ (3,134,932)  $ (645)

J. OTHER: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or gains are earned.

The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely effect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a Fund invests in junk bonds) the Fund's net asset value.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at a computed weekly and paid quarterly rate as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets.

For the six months ended June 30, 2004, investment advisory fees earned were $533,029.

BBH&Co., provides administrative and custodial services to the Fund. Under the Administration and Custody Agreements, BBH&Co. is paid a fee based on average net assets.

For the six months ended June 30, 2004, BBH&Co. earned administrative service fees (including out-of-pocket expenses) of $53,303.

Fleet National Bank provides transfer agent services to the Fund. Under the Transfer Agent Agreement, Fleet National Bank is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by Fleet National Bank.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2004, Merrill was paid $38,178 for its services to the Fund.

NOTE 3. LINE OF CREDIT

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At June 30, 2004 and during the six months ended June 30, 2004, the Fund had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2004, there were no U.S. Government and Agency Obligations, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                  INVESTMENT SECURITIES
                                  ---------------------
Purchases                              $ 78,769,571
Sales                                    79,374,859

NOTE 5. FEDERAL INCOME TAXES

At June 30, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were as follows; $225,366,811, 13,074,219, (26,073,299) and $(12,999,080), respectively.

NOTE 6. OTHER

The Fund issued to its shareholders of record as of the close of business on September 27, 1996 transferable Rights to subscribe for up to an aggregate of 10,160,570 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $7.15 per share. During October 1996, the Fund issued a total of 10,160,570 shares of Common Stock on exercise of such Rights. Rights' offering costs of $550,000 were charged directly against the proceeds of the Offering.

NOTE 7. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

DESCRIPTION OF INVESTLINK(SM) PROGRAM

The InvestLink(SM) Program is sponsored and administered by Fleet National Bank, not by Credit Suisse Asset Management Income Fund, Inc., (the "Fund"). Fleet National Bank will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

Fleet National Bank, as Program Administrator administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgement and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors
(888) 697-8026. Current Shareholders (800) 730-6001. All correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink Program, P.O. 43010, Providence, RI 02940-3010.

GENERAL INFORMATION

The Fund is organized as a Maryland corporation. On July 27, 2001 the Fund's Board of Directors adopted Articles Supplementary to the Fund's Articles of Incorporation that are consistent with Title 3, Subtitle 8 of Maryland's General Corporate Law ("MGCL"). The Articles Supplementary provide that: (1) the Board be divided into three classes with staggered terms that expire at the 2004, 2005, and 2006 annual meetings, respectively: Class I--consisting of two current directors, James S. Pasman, Jr. and William W. Priest, Jr., Class II--consisting of one current director, Lawrence J. Fox, and Class III--consisting of one current director, Enrique R. Arzac; (2) Directors may only be removed for cause by a two-thirds vote of shareholders; and (3) the Directors can set the numbers of Directors and fill Board vacancies for the remainder of the class term (whether or not the term extends beyond the next annual meeting of shareholders). In addition, the Board adopted corresponding amendments to the Fund's By-Laws. This modification was made to more closely align the Fund's corporate governance structure with that of Credit Suisse High Yield Bond Fund, another closed-end registered investment management company whose Board of Trustees comprises substantially the same individuals who serve as Directors of the Fund. The Fund's Articles and By-Laws are on file with the SEC and are accessible through the SEC's website (www.sec.gov) or may be obtained from the Secretary of the Fund upon request.

SHAREHOLDER MEETING RESULTS

On April 22, 2004, the Annual Meeting of Shareholders of Credit Suisse Income Fund the Fund was held and the following matter was approved:

(1) To elect a Director to the Board of Directors of the Fund.

  NAME OF DIRECTOR             FOR               WITHHELD
  ----------------         ----------            --------
  Enrique R. Arzac         47,713,101             878,344

In addition to the Director elected at the meeting, Joseph D. Gallagher, Lawrence J. Fox, James S. Pasman, Jr. and William W. Priest, Jr. continued as Directors of the Fund.

SUBSEQUENT EVENTS

Effective August 10, 2004, Joseph Gallagher resigned as Director, Chairman of the Board and Chief Executive Officer of the Fund.

Effective August 10, 2004, Michael E. Kenneally was appointed Director, Chairman of the Board and Chief Executive Officer of the Fund.


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the CSAM Income Fund, Inc. may from time to time purchase up to 10% of its capital stock in the open market.

PRIVACY POLICY NOTE

IMPORTANT PRIVACY CHOICES FOR CONSUMERS

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

RESTRICT INFORMATION SHARING WITH AFFILIATES: In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates unless you say "No."

/ / No, please do not share personal and financial information with your affiliated companies. [If you check this box, you must send this notice back to us with your name, address and account number to Credit Suisse Funds, 466 Lexington Avenue, New York, New York 10017.]

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 19, 2004.

PROXY VOTING

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

-  By calling 1-800-293-1232
-  On the Fund's website, www.csam.com/us
-  On the website of the Securities and Exchange Commission, http://www.sec.gov.

4946-SAR-04
Credit Suisse Asset Management, LLC
Phone: 1-800-293-1232
www.csam.com/us

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
466 LEXINGTON AVENUE
NEW YORK, NY 10017

OFFICERS AND DIRECTORS

Michael E. Kenneally
DIRECTOR, CHAIRMAN OF THE
BOARD AND CHIEF EXECUTIVE OFFICER

Enrique R. Arzac
DIRECTOR

Lawrence J. Fox
DIRECTOR

James S. Pasman, Jr.
DIRECTOR

William W. Priest, Jr.
DIRECTOR

Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT
OFFICER

Hal Liebes
SENIOR VICE PRESIDENT

Michael A. Pignataro
CHIEF FINANCIAL OFFICER,
VICE PRESIDENT AND
SECRETARY

Maxine C. Evertz
ASSISTANT SECRETARY

Robert M. Rizza
TREASURER


INVESTMENT ADVISER
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017
Phone 1-800-293-1232

ADMINISTRATOR AND CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
Fleet National Bank
(c/o EquiServe)
P.O. Box 43010
Providence, Rhode Island 02940-3010
Phone 1-800-730-6001

LEGAL COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103

ITEM 2. CODE OF ETHICS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 1, 2004.

ITEM 10. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

              CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

              /s/ Michael E. Kenneally
              ------------------------------------
              Name:          Michael E. Kenneally
              Title:         Chief Executive Officer
              Date:          September 1, 2004


              Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

              /s/ Michael E. Kenneally
              ------------------------------------
              Name:  Michael E. Kenneally
              Title: Chief Executive Officer
              Date:  September 1, 2004

              /s/ Michael A. Pignataro
              ------------------------------------
              Name:  Michael A. Pignataro
              Title: Chief Financial Officer
              Date:  September 1, 2004